                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 18, 2006

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                    HONDA AUTO RECEIVABLES 2003-1 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

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             DELAWARE                    333-71022-05             75-6672707
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)    (I.R.S EMPLOYER
        OF INCORPORATION)                                    IDENTIFICATION NO.)

AMERICAN HONDA RECEIVABLES CORP.
      20800 MADRONA AVENUE
          TORRANCE, CA
 (ADDRESS OF PRINCIPAL EXECUTIVE                                    90503
            OFFICES)                                              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 972-2511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On May 18, 2006, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and
Servicing Agreement, dated as of February 1, 2003 (the "Agreement"), between
American Honda Receivables Corp., as Seller, American Honda Finance Corporation,
as Servicer, and Honda Auto Receivables 2003-1 Owner Trust, a Delaware statutory trust, as Issuer, were distributed to holders ("Noteholders") of notes issued by
Honda Auto Receivables 2003-1 Owner Trust. In accordance with the Agreement, the
Servicer's Certificate, as defined in the Agreement, was furnished to JPMorgan
Chase Bank, as Indenture Trustee (the "Indenture Trustee") for the benefit of the Noteholders and, as such, was distributed by the Indenture Trustee to the
Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 20 to this Current Report on Form 8-K.

ITEM 9.01 (C). EXHIBIT 20

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HONDA AUTO RECEIVABLES 2003-1 OWNER
                                        TRUST

                                        BY: AMERICAN HONDA FINANCE CORPORATION,
                                            AS SERVICER

                                        By: /s/ Paul C. Honda
                                            ------------------------------------
                                            Paul C. Honda
Date: May 18, 2006                          Assistant Vice President, Assistant
                                            Secretary and Compliance Officer

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